DELAWARE TAX-FREE ARIZONA FUND
DELAWARE TAX-FREE ARIZONA INSURED FUND
DELAWARE TAX-FREE CALIFORNIA FUND
DELAWARE TAX-FREE CALIFORNIA INSURED FUND
DELAWARE TAX-FREE COLORADO FUND
DELAWARE TAX-FREE FLORIDA FUND
DELAWARE TAX-FREE FLORIDA INSURED FUND
DELAWARE TAX-FREE IDAHO FUND
DELAWARE TAX-FREE MINNESOTA FUND
DELAWARE TAX-FREE MINNESOTA INTERMEDIATE FUND
DELAWARE MINNESOTA INSURED FUND
DELAWARE MINNESOTA HIGH-YIELD MUNICIPAL BOND FUND
DELAWARE TAX-FREE MISSOURI INSURED FUND
DELAWARE TAX-FREE NEW YORK FUND
DELAWARE TAX-FREE OREGON INSURED FUND

(each a "Fund")

Supplement to the Funds' Prospectus dated October 31, 2001

Change in Name of Delaware Minnesota Insured Fund

The name of the Fund has been changed to "Delaware Tax-Free Minnesota Insured Fund."

Changes to Investment Policies

The discussion of the Funds' investment policies under "What are each Fund's main investment strategies?," "What are the main risks of investing in each Fund?" and "How we manage the Funds" is amended as set forth below:

All Funds except Delaware Minnesota High-Yield Municipal Bond Fund

Under normal circumstances, each Fund will invest at least 80% of its net assets in municipal securities the income from which is exempt from federal income taxes, including the federal alternative minimum tax, and the personal income taxes of the state referenced in the Fund's name. This is a fundamental investment policy that may not be changed without prior shareholder approval.

Under normal circumstances, each Fund may invest up to 20% of its net assets in securities the income from which is subject to the federal alternative minimum tax.

Delaware Minnesota High-Yield Municipal Bond Fund

Under normal circumstances, the Fund will invest at least 80% of its net assets in municipal securities the income from which is exempt from federal income taxes and the Minnesota personal income taxes. This is a fundamental investment policy that may not be changed without prior shareholder approval.

Delaware Tax-Free Arizona Insured Fund, Delaware Tax-Free California Insured Fund, Delaware Tax-Free Florida Insured Fund, Delaware Tax-Free Minnesota Insured Fund, Delaware Tax-Free Missouri Insured Fund and Delaware Tax-Free Oregon Insured Fund

Under normal circumstances, each Fund will invest at least 80% of its net assets in insured securities. Each Fund will provide its shareholders with at least 60 days prior notice in the event of any change to this policy.

Pending the investment or reinvestment of its assets in longer-term tax-exempt obligations, each Fund may invest up to 35% of its net assets in short-term tax-exempt instruments, without obtaining insurance, provided that such instruments are rated in either the highest short-term or long-term rating category by a nationally recognized statistical ratings organization (NRSRO).

Each Fund may invest up to 10% of its net assets in securities of tax-exempt money market mutual funds pending investment or reinvestment of its assets in longer-term tax-exempt obligations.

Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Florida Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Intermediate Fund, Delaware Minnesota High-Yield Municipal Bond Fund and Delaware Tax-Free New York Fund

Each Fund may hold its assets in securities of tax-exempt money market mutual funds or in cash on a temporary, defensive basis.

Delaware Tax-Free Minnesota Intermediate Fund

Under normal circumstances, the Fund will maintain a dollar-weighted average effective maturity of more than three years but less than 10 years.

Delaware Tax-Free New York Fund

Under normal circumstances, the Fund may invest up to 20% of its net assets in securities the income from which is subject to New York City's alternative minimum tax.

This Supplement is dated February 1, 2002.